SALIENT MF TRUST

Statement of Additional Information

January 5, 2016

Fund	Class	Ticker Symbol
Salient Risk Parity Fund	Class A	SRPAX
	Class C	SRPCX
	Class I	SRPFX

Salient MLP & Energy Infrastructure Fund II	Class A	SMAPX
	Class C	SMFPX
	Class I	SMLPX
	Class R6	SMRPX

Salient Trend Fund	Class A	SPTAX
	Class C	SPTCX
	Class I	SPTIX

Salient Broadmark Tactical Plus Fund	Class A	SBTAX
	Class C	SBTCX
	Class I	SBTIX
	Class F	BTPIX

This Statement of Additional Information (“SAI”) provides information about the series of Salient MF Trust (the “Trust”) listed above. The Salient Risk Parity Fund, Salient MLP & Energy Infrastructure Fund II, Salient Trend Fund and Salient Broadmark Tactical Plus Fund (each a “Fund” and together, the “Funds”) are each a series of the Trust. The information in this SAI is in addition to the information that is contained in the prospectus of each Fund dated April 30, 2015 for each class of each Fund other than Class R6 of Salient MLP & Energy Infrastructure Fund II, and dated December 25, 2015 for Class R6 of Salient MLP & Energy Infrastructure Fund II.

This SAI is not a prospectus, but is incorporated by reference into the Funds’ prospectus. It should be read in conjunction with the Funds’ prospectus. The audited financial statements of each of the Funds for the fiscal periods ending December 31, 2014, including the notes thereto, as filed with the SEC on March 10, 2015 with the Trust’s annual report, are hereby incorporated by reference into and deemed to be part of this SAI. Additionally, the unaudited financial statements of each of the Funds for the fiscal period ending June 30, 2015, including the notes thereto, as filed with the SEC on September 4, 2015 with the Trust’s semi-annual report, are hereby incorporated by reference into and deemed a part of this SAI. Copies of each prospectus and shareholder reports can be obtained free of charge by contacting:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

1-866-667-9228

www.salientfunds.com

ORGANIZATION OF SALIENT MF TRUST

The Trust was organized on November 15, 2011 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust presently has four series, Salient Risk Parity Fund, Salient MLP & Energy Infrastructure Fund II, Salient Trend Fund and Salient Broadmark Tactical Plus Fund (each a “Fund” and together, the “Funds”). The Funds and the registered investment companies managed by Forward Management, LLC (the “Forward Funds”) are related investment companies. Further integration of the Funds and the Forward Funds will occur in the future.

Salient Advisors, L.P. (“Salient Advisors”), a Texas limited partnership located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Trust, Salient Risk Parity Fund, Salient Trend Fund and Salient Broadmark Tactical Plus Fund.

Salient Capital Advisors, LLC (“SCA”), a Texas limited liability company located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Salient MLP & Energy Infrastructure Fund II.

Salient Advisors and SCA (each an “Advisor” and together, the “Advisors”) are each registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Each Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of March 31, 2015, the Advisors and their affiliates managed or advised assets of approximately $22.6 billion, including $4.93 billion invested in master limited partnerships and energy infrastructure companies. Salient Advisors and SCA are also registered with the Commodity Futures Trading Commission (“CFTC”) as commodity pool operators and commodity trading advisors and are members of the National Futures Association (“NFA”).

Broadmark Asset Management LLC (“Broadmark”), a Delaware limited liability company located at 12 East 52nd Street, 3rd Floor, New York, New York 10022, and with an office at 300 Drake’s Landing Road, Greenbrae, California 94904, is the investment sub-advisor (“Sub-Advisor”) to the Salient Broadmark Tactical Plus Fund. The Sub-Advisor, which registered as an investment adviser with the SEC in 2000, provides investment advisory services to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of March 31, 2015, the Sub-Advisor had approximately $1.55 billion in assets under management. Broadmark is registered with the CFTC as a commodities trading advisor and is a member of the NFA; The Sub-Advisor is an affiliate of each of the Advisors.

Salient Risk Parity Fund presently has a single wholly-owned subsidiary, Salient Risk Parity Offshore Fund Ltd. (the “Risk Parity Subsidiary”). The Risk Parity Subsidiary is organized under the laws of the Cayman Islands as an “exempt company,” which is a corporation that is exempt from taxation in the Cayman Islands but may not trade in the Cayman Islands with any person, firm or corporation except in furtherance of business carried on outside the Cayman Islands. Salient Risk Parity Fund is the sole owner of the Risk Parity Subsidiary, the board of directors of which is the same as the Board of Trustees (the “Board”) of the Trust.

Salient Trend Fund presently has a single wholly-owned subsidiary, Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”). The Trend Subsidiary is organized under the laws of the Cayman Islands as an “exempt company,” which is a corporation that is exempt from taxation in the Cayman Islands but may not trade in the Cayman Islands with any person, firm or corporation except in furtherance of business carried on outside the Cayman Islands. Salient Trend Fund is the sole owner of the Trend Subsidiary, the board of directors of which is the same as the Board of the Trust.

Each Fund’s fiscal year ends December 31. Each Fund’s tax year also ends December 31, other than the Salient MLP & Energy Infrastructure Fund II and the Salient Broadmark Tactical Plus Fund, which end November 30. Each wholly-owned subsidiary’s fiscal year ends December 31, and each wholly-owned subsidiary’s tax year ends November 30.

INVESTMENT POLICIES AND RISKS

The principal strategies and risks of investing in the Funds are described in the prospectus. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.

Investment Strategies (Salient Risk Parity Fund)

The Fund invests primarily in futures contracts and other financially-linked derivatives and instruments whose performance is expected to correspond to global equity markets, global interest rates markets as reflected in the government bond markets of developed countries and global commodities markets. The Fund is not currently expected to, but could in the future invest in such contracts, derivatives and instruments whose performance is expected to correspond to global fixed income markets. The Fund will also hold a large portion of its assets either directly or indirectly (through the Risk Parity Subsidiary) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Board of the Trust, which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Asset Classes and Strategies

The Advisor allocates investment exposure broadly across the following global asset classes and strategies:

(1)	Equities. Sub-asset classes include:

a.	United States

b.	Other developed countries

c.	Emerging markets

(2)	Interest Rates, represented by developed markets government fixed income.

(3)	Commodities. Sub-asset classes include:

a.	Energy

b.	Agriculture

c.	Metals

(4) Momentum Strategy. The Advisor believes that momentum, or the continuation of recent price trends, is prevalent in most markets, and it attempts to capitalize on this by utilizing a trend-following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will utilize the same futures contracts that the Advisor selects to gain exposures to the asset classes in items (1), (2) and (3) above, and it will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining.

The broad asset classes and strategies are determined based on their respective correlation and volatility contributions across different market environments. The Fund is not currently expected to, but could in the future allocate investment exposure to Fixed Income assets.

Investment Process

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets (and could in the future include selection of assets within the fixed income markets); then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments. As a result, the number of instruments in which the Fund invests at any time may be higher or lower than its universe of representative assets.

The Fund intends to gain exposure to these asset classes by investing in a variety of investment instruments, as discussed below. The Fund generally expects to maintain investments in approximately 50 different instruments, each of whose performance is expected to reflect the performance of a specific underlying asset or security. Generally, the Advisor selects representative assets with the goal of having a portfolio of assets within each asset class that is as broad as possible as long as the instruments used to gain exposure to the asset meets the Advisor’s minimum liquidity guidelines for inclusion.

The Advisor then constructs a portfolio utilizing these assets that attempts to equalize the contribution to total portfolio variance first from each asset class or strategy; then to equalize the contribution to total asset class or strategy variance from each sub-asset class or sub-strategy and finally to equalize as much as possible the contribution to the variance of each sub-asset class or sub-strategy from each investment (such as futures contract or derivatives instrument) within that sub-asset class or sub-strategy.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

By attempting to allocate its portfolio with balanced risk weightings, or “risk parity,” the advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced at least monthly through a quantitative framework implemented through a rules-based system.

In addition, the Fund’s portfolio managers have the authority to intervene if they should deem the quantitative framework to inadequately reflect the prevailing risk of a particular market. This intervention could result in a reduction in exposures to individual instruments or across multiple instruments, and could result in the targeting of a reduced level of variance. To date the Fund’s portfolio managers have not yet exercised this authority, and the Advisor believes that this authority is unlikely to be exercised except during periods of extraordinary market volatility.

There can be no assurance that employing this investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

The Advisor targets a 15% rolling 12-month volatility for the Fund, and the Fund is expected to experience realized volatility of between 10% and 20% throughout each 12 month period, although it may differ according to market conditions. Actual or realized volatility can and will differ from the anticipated and target volatility described. There is no assurance that the Fund’s use of investment instruments providing exposure will enable the Fund to achieve its investment objective.

Investment Types

Generally, the Fund primarily gains exposure to asset classes by investing in different types of instruments including, but not limited to: currency forwards, currency futures, swap agreements, equity futures, commodity futures, bond futures, corporate and government bonds, and cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in the Risk Parity Subsidiary. The Risk Parity Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Risk Parity Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities. The Fund could in the future invest in credit default swaps.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets in the Risk Parity Subsidiary. Generally, the Risk Parity Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Risk Parity Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Risk Parity Subsidiary may invest without limitation in commodity-linked derivatives, however, the Risk Parity Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Risk Parity Subsidiary and shares of the Risk Parity Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Risk Parity Subsidiary to the extent of the Fund’s investment in the Risk Parity Subsidiary.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Credit Default Swaps (“CDS”) are contractual agreements in which the seller will compensate the buyer in the event of a default or other credit event by or relating to a referenced asset. The Fund does not currently, but could in the future, invest in CDS. The buyer of CDS makes periodic payments to the seller in exchange for a payoff by the seller in the event of a default by or other credit event with respect to the referenced asset. The seller operates to provide, in effect, “insurance” to the buyer in the event of default of the referenced asset. Typical credit events include bankruptcies and restructurings. Credit Default Swap Indices (“CDS Indices”) represent packages of individual CDS obligations. CDS Indices are issued in series with a new series typically issued on a six month rolling basis. The series typically have five year expirations. If the Fund invests in CDS indices, the Fund is likely to use CDS indices with constituents being high yield corporate fixed income issuers and emerging market sovereign issuers. If the Fund is a CDS index seller, then the Fund will segregate or “earmark” liquid assets consistent with regulatory positions at the time of the transaction. To the extent the Fund were to invest in CDS, the Fund would currently be required to segregate liquid assets sufficient to cover the notional value of any CDS instrument where the Fund is the seller.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”). There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes. Short positions, however, will be limited to the momentum strategy allocation, and will be determined by a proprietary trend-following strategy.

Exposure Limitations

The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may seek to limit or cap the aggregate notional amount attributable to individual contracts, or markets, or the portfolio in the aggregate or to the Fund’s portfolio in the aggregate to reflect operational risk control parameters.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund intends to settle or otherwise close out all derivative transactions in cash. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Investment Strategies (Salient MLP & Energy Infrastructure Fund II)

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs and Energy Infrastructure Companies. There are no limitations on the credit quality of the convertible securities in which the Fund may invest. The Fund also may invest in debt securities of MLPs and Energy Infrastructure Companies. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership. Master limited partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis.

Whenever a distribution is paid to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

The master limited partnerships in which the Fund may directly or indirectly invest are currently classified as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorizes these master limited partnerships into the following groups:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

•	MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

•	“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

•	“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Master limited partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these master limited partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

•	The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure Companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

•	The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

•	The Fund may invest up to but not more than 25% of total assets, at the time of purchase, in a wholly-owned subsidiary.

•	The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

•	The Fund may invest up to but not more than 10% of total assets in any single issuer.

•	The Fund may invest up to 15% in unregistered and other illiquid securities.

•	The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). To a lesser extent, the Fund currently expects to write call options for the purpose of generating additional income and realized gains or reducing the Fund’s ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Funds has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

•	The Fund also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in the portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

Interest Rate Swaps. The Fund may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on any borrowings. Such interest rate swaps would principally be used to protect against higher costs on any borrowings resulting from increases in short-term interest rates. The majority of interest rate hedges would be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), consistent with its investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

The Fund may obtain leverage through borrowings in seeking its objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that the Fund may borrow an amount equal to as much as 33 1/3% of the value of its total assets (which represents 50% of net assets). The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

There can be no assurance that the Fund will achieve its objective.

The Board can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund intends to settle or otherwise close out all derivative transactions in cash. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, any liquid asset segregated may not be used for other operational purposes, unless replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Portfolio

At any given time, the Fund’s portfolio will have some or all of the types of investments described below. A description of the Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this SAI and the prospectus.

Equity Securities of Master Limited Partnerships. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate. “MLP Affiliates” are affiliates of master limited partnerships substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

Common Units. Common units represent a master limited partnership limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such master limited partnership, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as the Fund. The Fund may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. The Fund will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the master limited partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

Equity Securities of Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Equity securities of Midstream Energy Infrastructure Companies and other Energy Infrastructure Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Infrastructure Companies generally convert according to set ratios into common shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of Midstream Energy Infrastructure Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Energy Infrastructure Companies. The Fund’s investments in the equity securities of private Midstream MLPs and private Midstream Energy Infrastructure Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP within approximately one to two years. The Fund expects that such companies will typically be partnerships structured like master limited partnerships. Fund investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Infrastructure Companies. The debt securities in which the Fund will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, the Advisor’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. The Advisor will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Advisor believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Investment Strategies (Salient Trend Fund)

The Fund invests both long and short primarily in forward contracts, futures contracts and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The Fund will also hold a large portion of its assets either directly or indirectly (through the Trend Subsidiary, as discussed below) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Board, which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Momentum Strategy

The Advisor believes that momentum is:

•	a powerful factor with positive expected returns;

•	available across nearly every publicly-traded market;

•	a persistent return stream whose existence is supported by academic research and/or behavioral patterns of investors;

•	complementary to core market exposures, particularly global equities, held by most investors;

•	responsible for the majority of returns generated by many Commodity Trading Advisors (“CTAs”) who generally charge both management and incentive fees in private funds; and

•	accessible through systematic or rules-based trading strategies and methods.

The primary global markets targeted by the Advisor include:

•	Equities;

•	Commodities; and

•	Interest Rates (as reflected by government bond markets of developed countries).

In addition, at its discretion, the Advisor may target exposure to:

•	Currencies.

Investment Process

After the Advisor determines which global markets are appropriate for its momentum strategy, the Advisor utilizes proprietary systematic strategies to gain exposure to momentum by establishing a mixture of long and short positions in various markets, typically utilizing forward contracts and futures contracts. The Advisor generally causes the Fund to go long markets exhibiting recent upward price trends while going short those markets exhibiting recent downward trends. The momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining. In certain circumstances, the Advisor may limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments.

The Advisor then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized standard deviation of returns (“variance”). The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The portfolio is rebalanced dynamically according to this framework on at least a monthly basis, although rebalancing may occur more frequently.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

By attempting to allocate its portfolio with balanced risk weightings, the Advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced at least monthly through a quantitative framework implemented through a rules-based system. There can be no assurance that employing this investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

In addition, the Fund’s portfolio managers have the authority to intervene if they should deem the quantitative framework to inadequately reflect the prevailing risk of a particular market. This intervention could result in a reduction in exposures to individual instruments or across multiple instruments, and could result in the targeting of a reduced level of variance relative to the stated target variance. To date, the Fund’s portfolio managers have not yet exercised this authority, and the Advisor believes that this authority is unlikely to be exercised except during periods of extraordinary market volatility.

Investment Types

Generally, the Fund primarily gains exposure to asset classes, such as equities, commodities, currencies and interest rates, by investing in different types of instruments including, but not limited to: forward contracts, currency forwards, swap agreements, equity futures, commodity futures, bond futures, corporate and government bonds, cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in the Trend Subsidiary. The Trend Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Trend Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets in the Trend Subsidiary. Generally, the Trend Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Trend Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Trend Subsidiary may invest without limitation in commodity-linked derivatives, however, the Trend Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Trend Subsidiary, the Trend Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Trend Subsidiary and shares of the Trend Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Trend Subsidiary to the extent of the Fund’s investment in the Trend Subsidiary.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”). There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes.

Exposure Limitations

The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. The Advisor may seek to limit or cap the aggregate notional amount attributable to individual contracts, or markets, or to the Fund’s portfolio in the aggregate to reflect operational risk control parameters.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund intends to settle or otherwise close out all derivative transactions in cash. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Investment Strategies (Salient Broadmark Tactical Plus Fund)

The Fund invests primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Board, which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Investment Process

The Sub-Advisor’s investment begins with identifying securities and other instruments that the Sub-Advisor believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Advisor considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Advisor seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that the Sub-Advisor believes are attractive on a relative basis. Consistent with this approach, the Sub-Advisor may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The

Sub-Advisor’s investment process also involves using strategies designed to create less downside volatility than the S&P 500 Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the S&P 500 Index.

Investment Types

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures and options on fixed-income instruments, such as futures on government securities.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is a “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Segregation of Assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund must set aside liquid assets for cover purposes on a daily marked-to-market basis. The Fund intends to settle or otherwise close out all derivative transactions in cash. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Sub-Advisor. The Sub-Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary Defensive Investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Investment Risks

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Bank Obligations

The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances, along with notes issued by banking institutions, are only as secure as the creditworthiness of the issuing or accepting depository institution. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Borrowing and Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the respective Fund’s Advisor or Sub-Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. Such a transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Funds’ holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Cash and Cash Equivalents Risk

It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Commercial Paper and Variable Amount Demand Master Notes

The Fund may invest in commercial paper, which represent short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. The Fund may also invest in variable amount demand master notes, which are corporate obligations of issuing organizations that share the credit profile of commercial paper. Commercial paper and variable amount demand master notes differ primarily with respect to the related liquidity characteristics. Commercial paper is generally negotiable, and a secondary market typically exists for trading. In contrast, variable amount demand master notes are issued by a bank or corporation and liquidated on demand, and no secondary market exists for these instruments.

In selecting commercial paper and other corporate obligations for investment by the Fund, the Sub-Advisor considers a variety of factors, including the financial history and condition of the issuer, the issuer’s revenue and expense prospects, the credit rating of the instrument and the associated credit risk to the Fund.

Commodities Risk

Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodity-Linked Instruments Risk

A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities or instruments, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. A Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Advisor and/or Sub-Advisor, as applicable, seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Conflicts of Interest of Salient

For purposes of this section, the term “Salient” refers collectively to Salient Partners, L.P., Salient Advisors, L.P., and/or Salient Capital Advisors, LLC.

Conflicts of interest may arise because Salient and its affiliates generally carry on substantial investment activities for other clients in which the Funds will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over the Funds. Any of their proprietary accounts and other customer accounts may compete with the Funds for specific trades. Salient or its affiliates may buy or sell securities for a Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of a Fund. Situations may occur when a Fund could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for a Fund and the other accounts, thereby limiting the size of a Fund’s position, or the difficulty of liquidating an investment for a Fund and the other accounts where the market cannot absorb the sale of the combined position.

With respect to the Salient MLP & Energy Infrastructure Fund II, the Fund’s investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs, Energy Infrastructure Companies and Other Energy Companies. In addition, to the extent that Salient sources and structures private investments in MLPs, Energy Infrastructure Companies or Other Energy Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Funds could be precluded from investing in a company about which Salient has material non-public information.

Each Fund’s Advisor or Sub-Advisor, as applicable, also manages other funds that have investment objectives and strategies that are similar to and/or overlap with those of the Funds (collectively, “Affiliated Funds”). In particular, with respect to the Salient MLP & Energy Infrastructure Fund II, certain Affiliated Funds invest in MLPs, Midstream MLPs, Energy Infrastructure Companies and/or Other Energy Companies. Furthermore, each Fund’s Advisor or Sub-Advisor may, at some time in the future, manage other investment funds with the same investment objective as the Funds. Investment decisions for the Funds are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by the Board. In some cases, this system may adversely affect the price or size of the position that a Fund may obtain. In other cases, however, the Funds’ ability to participate in volume transactions may produce better execution for the Funds.

Each Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that Salient controls. Salient will allocate private investment opportunities among its clients, including the Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to a Fund. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Funds. In this regard, when applied to specified investment opportunities that would normally be suitable for the Funds, the allocation policies may result in certain Affiliated Funds having greater priority than the Funds to participate in such opportunities depending on the totality of the considerations, including, among other things, a Fund’s available capital for investment, its existing holdings, applicable tax and diversification standards to which a Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to a Fund’s Advisor and/or Sub-Advisor is based on the value of the Fund’s assets, as periodically determined. A percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of the Fund’s Advisor, the Board, its Valuation Committee, the Advisor’s Valuation Committee, and a third-party valuation firm participate in the valuation of its securities. See “Net Asset Value.”

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Funds may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Funds.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Cybersecurity Risk

Information and technology systems relied upon by the Funds, the Advisor, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the Funds’ service provider and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Debt Obligations

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value and could also impact the amount of income a Fund generates through debt investments. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. An issuer of a debt security may repay principal prior to a security’s maturity, which can adversely affect a Fund’s yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and making a Fund’s net asset value more volatile.

Certain Funds may invest in debt securities that are rated between “BBB” and as low as “CCC” by S&P and between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Advisor and/or the Sub-Advisor, as applicable. Such debt securities may include preferred stocks, investment-grade corporate bonds, debentures and notes, and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the U.S. government or its agencies, and demand and time deposits of domestic banks, U.S. branches and subsidiaries of foreign banks and foreign branches of U.S. banks. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. Investments in corporate debt securities that are rated below investment grade (rated below “BBB” by S&P or “Baa” by Moody’s) are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Rating agencies may periodically change the rating assigned to a particular security. If a debt security satisfies a Fund’s minimum rating requirement when purchased, a subsequent downgrade does not require the sale of the security, but the Advisor and/or the Sub-Advisor, as applicable, will consider which action is in the best interest of a Fund and its shareholders, including the sale of the security.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher-rated securities, high-risk, low-rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low-rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. In addition, the use of credit ratings as the sole method of evaluating low-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of low-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, which are depositary receipts typically issued by U.S. banks or trust companies, evidence ownership of securities issued by foreign corporations. EDRs and GDRs, which are depositary receipts typically issued by foreign banks or foreign trust companies (and may also be issued by U.S. banks or trust companies), evidence ownership of securities issued by foreign or U.S. corporations. The underlying issuers of sponsored depositary receipts have arranged to have their securities traded in the form of depositary receipts, whereas the underlying issuers of unsponsored depositary receipts may not be directly involved in the creation of the instruments. In certain instances it may be easier to obtain financial information from underlying issuers of sponsored depositary receipts, and accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs. In addition, there may be limited if any, correlation between such information and the market value of the depositary receipts. To the extent that the Fund invests in depositary receipts, it will also be exposed to the risks associated with the risks of investing in other foreign securities.

Derivatives with respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Diversification Risk (Salient Risk Parity, Salient Trend Fund and the Salient MLP & Energy Infrastructure Fund II)

A Fund that is “non-diversified” is not subject to the diversification requirements of the 1940 Act, which generally limit investments, as to 75% of a Fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities. A non-diversified Fund must, however, comply with the diversification requirements for qualifying as a regulated investment company (“RIC”) for income tax purposes. In order to qualify as a IRC a Fund must meet asset diversification requirements at each quarter end. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of a non-diversified Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Dual Trading Desks Risk

The Advisors may execute securities transactions on behalf of clients from multiple trading desks, including a Houston-based trading desk (the “Houston Desk”) and a San Francisco-based trading desk (the “San Francisco Desk”). The Advisors have established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for a Fund), to personnel from another location. Accordingly, the Advisors may execute trades for a Fund from one trading desk that differ from, or conflict with, trades the Advisors are executing on behalf of another client (including another Fund) from the other trading desk. Therefore, a Fund may receive less favorable execution than another client (including another Fund) on the same or similar orders executed by the other trading desk (See “Portfolio Brokerage” below).

Energy and Infrastructure Company Risk (Salient MLP & Energy Infrastructure Fund II)

Certain risks inherent in investing in energy and Energy Companies (including MLPs, Energy Infrastructure Companies and Other Energy Companies) include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies and Energy Infrastructure Companies. Energy Companies and Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies and Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies and Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company or Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company or Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Companies and Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Companies and Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Companies and Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Companies and Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies and Energy Infrastructure Companies.

Acquisition Risk. The ability of Energy Companies and Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Companies and Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies or Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Companies and Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Companies and Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies or Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s or Energy Infrastructure Company’s operations and financial condition.

The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity may increase due to operational risks (such as the Macondo oil spill in the Gulf of Mexico in 2010). Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. Terrorist attacks may have a disruptive effect on the economy and the securities markets. Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Companies and Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks. An investment in master limited partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Emerging Markets Investments (All Funds Except the Salient MLP & Energy Infrastructure Fund II)

Each Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Equity Securities

Each Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In addition, each Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”)

Each Fund, subject to its investment strategies and policies, may purchase ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

Exchange Traded Notes (“ETNs”)

Each Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or the entire amount invested.

Foreign Government Debt Obligations (Salient Risk Parity Fund and Salient Trend Fund)

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Foreign Investments

Each Fund, subject to its investment strategies and policies, may invest in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Foreign Exchange Risk and Currency Transactions (All Funds Except the Salient MLP & Energy Infrastructure Fund II)

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Funds’ investment strategies, when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Advisor or Sub-Advisor, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty. Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Advisor or the Sub-Advisor may be incorrect in its forecasts of market value and currency exchange rates.

Forwards, Futures, Swaps and Options

As described below, each Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

Each Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. Each Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that an Advisor’s or Sub-Advisor’ s use of derivative instruments will be advantageous to a Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

With respect to the Salient MLP & Energy Infrastructure Fund II, SCA has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). As such, the Salient MLP & Energy Infrastructure Fund II is not currently subject to registration or regulation as commodity pools under the CEA.

The Salient Risk Parity Fund, Salient Trend Fund and Salient Broadmark Tactical Plus Fund are each subject to regulation by the CFTC as commodity pools, and Salient Advisors is registered with the CFTC as a commodity pool operator with respect to each of these Funds, and the Sub-Advisor is registered with the CFTC as a commodity trading advisor with respect to the Salient Broadmark Tactical Plus Fund.

The CFTC has adopted final regulations designed to harmonize the obligations of registered CPOs for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. Salient Advisors intends to operate Salient Risk Parity Fund, Salient Trend Fund and Salient Broadmark Tactical Plus Fund in compliance with the CFTC’s Harmonization Rules. Historically, the CFTC has mandated that CPOs keep required records at their main business office. The Harmonization Rules provide relief to CPOs by permitting them to maintain books and records with certain third parties, rather than at the main business office, subject to certain conditions. One of these conditions requires the Fund to disclose the location of the Fund’s books and records. Such information is included in the Fund’s registration statement.

Transactions in futures and options by the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by its Advisor or Sub-Advisor (or an advisor that is an affiliate of the Fund’s Advisor and/or Sub-Advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or Sub-Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Advisor or Sub-Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

Each Fund may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Funds may lose money.

With respect to futures contracts that are not contractually required to “cash-settle,” the Funds must cover their open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Each Fund may contractually agree to close positions prior to physical settlement and/or otherwise agree to avoid non-cash settlement.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Sub-Advisor, as applicable, may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

Each Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, each Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

Each Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

Each Fund may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return)

earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Each Fund’s use of swap agreements may not be successful in furthering its investment objective, as its Advisor or Sub-Advisor, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The Funds do not currently intend to, but could in the future enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed income securities and sovereign debt, as well as mortgage-backed securities. The Funds may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the involved Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. Except as noted in the next sentence, with respect to credit default swap agreements that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. For credit default swap agreements that are contractually required to physically settle, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor or Sub-Advisor, as appropriate, does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and its Advisor or Sub-Advisor, as appropriate, believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that a Fund’s Advisor or Sub-Advisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

When-Issued and Forward Commitment Securities (Salient MLP & Energy Infrastructure Fund II)

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Fund’s Advisor or a Sub-advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor or Sub-Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions Risk

Each Fund’s Advisor or Sub-Advisor, as appropriate, from time to time, may employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to its Advisor’s or Sub-Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to its Advisor’s or Sub-Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor or Sub-Advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Each Fund’s Advisor or Sub-Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisors or Sub-Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Illiquid Securities Risk

A Fund may invest in illiquid or restricted securities if the Advisor and/or Sub-Advisor, as applicable, believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Advisor and/or Sub-Advisor, as applicable, might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Advisor and/or Sub-Advisor, as applicable, has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Inflation Risks

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ shares and Distributions declines.

Leverage Risk

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor or the Sub-Advisor, as applicable, believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Management Risk; Dependence on Key Personnel of the Advisor and/or the Sub-Advisor

Each Fund’s portfolio is subject to management risk because it is actively managed. Each Fund’s Advisor or Sub-Advisor, as appropriate, applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

A Fund depends upon its Advisor’s and Sub-Advisor’s, as appropriate, key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, each Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. These individuals do not have long-term employment contracts with the Advisor or Sub-Advisor, although they do have equity interests and other financial incentives to remain with the Advisor and Sub-Advisor. Each Fund also depends on the senior management of its Advisor and Sub-Advisor, as appropriate. The departure of any of a Fund’s portfolio managers or the senior management of its Advisor or Sub-Advisor could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Funds can offer no assurance that its respective Advisor or Sub-Advisor, as appropriate, will remain its investment advisor or sub-advisor or that a Fund will continue to have access to the Advisor’s or Sub-Advisor’s industry contacts and deal flow.

Margin Deposits and Cover Requirements for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund’s Advisor or Sub-Advisor, as appropriate, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

When entering into a futures contract that must be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. The Fund may contractually agree to close positions prior to settlement and/or otherwise agree to avoid non-cash settlement.

Repurchase Agreements

Each Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund’s limitations on investments in illiquid securities.

Reverse Repurchase Agreements

The Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”) (Salient MLP & Energy Infrastructure Fund II and Salient Broadmark Tactical Plus Fund)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Funds may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Funds. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Each Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Risk of Owning Securities of Affiliates (Salient MLP & Energy Infrastructure Fund II)

From time to time, the Salient MLP & Energy Infrastructure Fund II may be deemed to “control” or may be an “affiliate” of one or more of the Fund’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, a Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities or any of Salient’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor and Sub-Advisor), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act. In the absence of an applicable exemptive rule, such status could impact certain investment decisions.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the Fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and the Fund’s affiliates, may from time to time engage in certain of such transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. There is no assurance that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

Rule 144A Securities Risk

Each Fund may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information, and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by each Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund.

Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). The Advisor or Sub-Advisors, as applicable, may anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund’s securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices. The Advisor or Sub-Advisor, as applicable, will monitor the liquidity of such restricted securities under the supervision of the Board.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Advisor or Sub-Advisor, as applicable, will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, The Advisor or Sub-Advisor, as applicable, must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a “regular way” for the type of security at issue.

Securities Lending Risk (Salient MLP & Energy Infrastructure Fund II)

To any extent the Fund lends securities, borrowers of the Fund’s securities typically would provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

Securities of Other Investment Companies

Each Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Short Sales

Each Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Funds will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. The Funds also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, each Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Small and Mid-Capitalization Securities Risk

Each Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor and Sub-Advisor, as appropriate, believe these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

TIPS and Inflation-Linked Bonds Risk (Salient Risk Parity Fund and Salient Trend Fund)

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If a Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

U.S. Government Securities

U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Funds. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than a Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of a Fund’s Advisor or Sub-Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, a Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

Value Style Risk (Salient Risk Parity Fund and Salient Trend Fund)

Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values, either because the market fails to recognize what the Advisor considers to be the companies’ true business values or because the Advisor misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Risks Related to the Advisor and to its Quantitative and Statistical Approach (Salient Risk Parity Fund and Salient Trend Fund)

Trading Judgment

The success of the proprietary valuation techniques and trading strategies employed by each Fund is subject to the judgment and skills of the Advisor and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Advisor will be correct. Incorrect decisions or poor judgment may result in substantial losses.

Model and Data Risk

Given the complexity of the investments and strategies of the Funds, the Advisor relies on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Obsolescence Risk

The Funds are unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result. The Advisor will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.

Crowding/Convergence

There is significant competition among quantitatively-focused managers, and the ability of the Advisor to deliver returns consistent with the Funds’ objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Advisor’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Risk of Programming and Modelling Errors

The research and modelling process engaged in by the Advisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.

Involuntary Disclosure Risk

As further described in the prospectus, the ability of the Advisor to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Advisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Advisor’s Models and Data, and thereby impair the relative or absolute performance of a Fund.

Proprietary Trading Methods

Because the trading methods employed by the Advisor on behalf of the Funds are proprietary to the Advisor, a shareholder will not be able to determine any details of such methods or whether they are being followed.

INVESTMENT RESTRICTIONS

Each Fund’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of a Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) the vote of a majority of the outstanding voting securities of the Trust as a whole.

No other policy, including a Fund’s investment objective, is a fundamental policy.

To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, each Fund:

1.	Can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.	Salient Risk Parity Fund, Salient Trend Fund and Salient Broadmark Tactical Plus Fund:

Cannot invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and each Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if a Fund invests in affiliated underlying registered investment companies, the Fund will treat the assets of the underlying registered investment companies as if held directly by the Fund. Further, if a Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration policy of the underlying investment companies for purposes of determining compliance with its own concentration policy.

Salient MLP & Energy Infrastructure Fund II:

Will invest 25% or more of the value of its total assets in the securities of issuers in the energy and energy infrastructure industries; and the Fund cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Fund invests in affiliated underlying registered investment companies, the Fund will treat the assets of the underlying registered investment companies as if held directly by the Fund. Further, if the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

3.	Cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4.	Cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5.	Can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	Cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Funds will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As a non-fundamental and additional policy, each Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and a Fund’s utilization thereof is wholly within the discretion of the Board. To the extent applicable to the investment activities of a Fund’s respective subsidiary, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to these policies and other policies and investment restrictions described herein (except each Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the respective Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions. The Fund’s portfolio turnover rates for the fiscal years ended December 31 are set forth in the Trust’s annual report.

THOSE RESPONSIBLE FOR MANAGEMENT

Each Fund’s operations are managed under the direction and oversight of the Board. The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies managed by each Fund’s Advisor and affiliates (the “Fund Complex”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The information in the table is current as of September 30, 2015. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
John A. Blaisdell* Year of Birth: 1960	Trustee (since 2012); Principal Executive Officer (since 2012); Chairman of the Board (since 2012)	Member, Investment Committee of the Advisor, since 2002; Managing Director of Salient, since 2002.	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Jeremy L. Radcliffe* Year of Birth: 1974	Trustee, Secretary (since 2012)	Member, Investment Committee of the Advisor, since 2002; Managing Director of Salient, since 2002.	29	None.

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

Independent Trustees

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years
Julie Allecta Year of Birth: 1946	Trustee (since 2015)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Trustee, Forward Funds (2012-2015); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Trustee (since 2012)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	30	The Endowment Funds (investment companies) (five funds); Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Jonathan P. Carroll Year of Birth: 1961	Trustee (since 2012)	President, Lazarus Capital LLC (holding company) since 2006 President, Lazarus Energy Holdings, LLC (holding company) since 2006, President and CEO of Blue Dolphin Energy Company since 2012; private investor since 1995.	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (since 2014); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).

A. John Gambs Year of Birth: 1945	Trustee (since 2015)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Trustee, Forward Funds (2012-2015); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001);	27	None.

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years
Director, The New Century
Chamber Orchestra (since
2010); Executive Vice
President and Chief
Financial Officer, The
Charles Schwab
Corporation (1988 to 1996);
President and Director,
Gambs Family Foundation
		(1997 to 2010).

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President of The Space Agency (marketing) since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	30	The Endowment Funds (investment companies) (five funds) (since 2009); Babson Funds (three funds) (since 2011); Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., (since 2009); The National Math and Science Initiative, and Space Agency, (since 2008); Communities in Schools, (since 2007); American Telemedicine Association, (since 2007); U.S. Physical Therapy, Inc., (since 2005); Houston Technology Center, since 2004; Houston Angel Network, (since 2004); The Harris Foundation, Inc., (since 1998).

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years
Cecilia H. Herbert Year of Birth: 1949	Trustee (since 2015)	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, Forward Funds (2009-2015); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds, 2004 to 2005; Trustee, The Montgomery Funds, 1992 to 2003.

Richard C. Johnson Year of Birth: 1937	Trustee (since 2012)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

Haig G. Mardikian Year of Birth: 1947	Trustee (since 2015)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of	27	Chairman and Director of SIFE Trust Fund, 1978 to 2001.

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years
San Francisco (1982 to
2006); Director of the
Market Street Association
(1982 to 2006); Trustee of
Trinity College (1998 to
2007); Trustee of the
Herbert Hoover Presidential
Library (since 1997);
Trustee of the Herbert
Hoover Foundation (since
2002); Trustee of the
Advisor California Civil
Liberties Public Education
Fund (1997 to 2006);
Trustee of Forward Funds
(1998 to 2015); Director of
The Walnut Management
Co., a privately held family
investment company (since
2008); President of the
Foundation of City College
(2006 to 2010); Director of
Near East Foundation (since
		2007).

G. Edward Powell Year of Birth: 1936	Trustee (since 2012)	Principal of Mills & Stowell (private equity) since 2002; Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

Scott E. Schwinger Year of Birth: 1965	Trustee (since 2012)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	30	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation, (since 2008).

(1)	The Fund Complex consists of all open-end funds in Salient MF Trust (4), all open-end funds in Forward Funds (23), and all Salient closed-end funds (3).

Officers of the Funds Who Are Not Trustees

Name and Year of Birth	Position(s) Held with Trust (Since)	Principal Occupation(s) During the Past 5 Years
Paul A Bachtold Year of Birth: 1973	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.

Christopher R. Arnold Year of Birth: 1977	Treasurer; Principal Financial Officer (Since 2015)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP 2002-2009.

Robert S. Naka Year of Birth: 1963	Vice President (since 2015)	President, Forward Funds (2015); Secretary, Forward Funds, 2012 to 2015; Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC, 2015; Principal & Chief Operating Officer, Anew Capital Management LLC, 2007 to 2009; Executive Vice President & Chief Operating Officer, ING Funds & Predecessors, 1989 to 2007.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of each Fund’s Advisor. In addition, the Board oversees that processes are in place to assure the Funds’ compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Advisor’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Blaisdell, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Trust. “Independent Trustees’ are those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Mr. Schwinger serves as the Board’s Lead Independent Trustee. As Chairman, Mr. Blaisdell presides at meetings of the Trustees and, as necessary, the Trust’s shareholders. Based on the specific characteristics of each Fund, including its size and investment focus, the Board has determined it appropriate that Mr. Blaisdell fulfill the role of Chairman. Prior to each Board meeting, Mr. Blaisdell discusses and formulates with Mr. Schwinger, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As registered investment companies, each Fund is subject to a number of investment risks (described in the Fund’s prospectus and this SAI), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. Each Advisor conducts the respective Fund’s operations and the Board administers an oversight function. The Board oversees the each Advisor’s operations and each Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding each Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of each Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Advisor. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Advisor and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Julie Allecta — Ms. Allecta has professional experience in the legal field. Additional information regarding Ms. Allecta’s principal occupations and other directorships held is presented in the chart above. Ms. Allecta has a BA from the University of New Mexico and a JD from the University of New Mexico School of Law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds. Additional information regarding Mr. Blaisdell’s principal occupations and other directorships held is presented in the chart above.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds. Additional information regarding Ms. Bonding’s principal occupations and other directorships held is presented in the chart above.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds. Additional information regarding Mr. Carroll’s principal occupations and other directorships held is presented in the chart above.

A. John Gambs — Mr. Gambs has served as a trustee to other mutual fund complexes and philanthropic organizations. Mr. Gambs also has professional experience in the fields of finance and financial services. Additional information regarding Mr. Gambs’ principal occupations and other directorships held is presented in the chart above. Mr. Gambs has a BA from Northwestern University and an MBA from Northwestern University.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. Additional information regarding Mr. Harris’ principal occupations and other directorships held is presented in the chart above.

Cecilia H. Herbert — In addition to Ms. Herbert’s responsibilities as a Trustee, Ms. Herbert has served as a trustee of educational and philanthropic organizations and other mutual fund complexes. Ms. Herbert also has professional experience in the fields of banking and finance. Additional information regarding Ms. Herbert’s principal occupations and other directorships held is presented in the chart above. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds. Additional information regarding Mr. Johnson’s principal occupations and other directorships held is presented in the chart above.

Haig G. Mardikian — In addition to Mr. Mardikian’s responsibilities as a Trustee, he has served as a trustee of numerous educational, philanthropic, and professional organizations. Mr. Mardikian also has professional experience in the fields of real estate investment and broadcasting. Additional information regarding Mr. Mardikian’s principal occupations and other directorships held is presented in the chart above. Mr. Mardikian has a BA from Trinity College and an MBA from Harvard Business School.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. Additional information regarding Mr. Powell’s principal occupations and other directorships held is presented in the chart above.

Jeremy L. Radcliffe — Through his experience as a senior executive of financial organizations, Mr. Radcliffe contributes his experience in the investment industry to the Board. Additional information regarding Mr. Radcliffe’s principal occupations and other directorships held is presented in the chart above.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. Additional information regarding Mr. Schwinger’s principal occupations and other directorships held is presented in the chart above.

Committees

The Independent Trustees are undertaking consideration of a reorganization of the board committee structure and the current committee structure reflected below will be revised in the near future.

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, the Administrator, and the Trust’s officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or Advisor. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. Messrs. Carroll, Harris, Powell and Schwinger, each an Independent Trustee, constitute the Audit Committee. The Audit Committee met four times during the fiscal period ending December 31, 2014.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by a shareholder or group of shareholders holding, either individually or in the aggregate, 5% of the Trust shares eligible to vote. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee, which may be modified from time to time by the Board. Among other things, a shareholder or group of shareholders submitting a proposed nominee must do so in writing to the attention of the Trust Secretary, who will provide all submissions to the Nominating Committee. The submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the amount of interest of the Trust owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in a proxy solicitation pursuant to the Securities Exchange Act of 1934; and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the proxy statement, if so designated by the Nominating Committee and the Board. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration. The Nominating Committee did not meet during the fiscal period ending December 31, 2014.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Trust’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations. Messrs. Carroll, Johnson and Powell, each an Independent Trustee, constitute the Compliance Committee. The Compliance Committee met eleven times with the CCO during the fiscal period ending December 31, 2014.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing each Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor’s Valuation Committee (as defined below) of each Fund’s valuation policy and procedures. Ms. Bonding and Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee. The Valuation Committee met four times during the fiscal period ending December 31, 2014.

In addition, the Board, for each Fund, has authorized the establishment of and delegation to an Advisor’s Valuation Committee, consisting of Messrs. Blaisdell and Radcliffe, and additional officers of the Trust and representatives of the Funds’ respective Advisors to serve as the Advisor’s Valuation Committee. The Advisor’s Valuation Committee is not a Board committee. The Advisor’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review each Fund’s valuation determinations, and any information provided to the Advisor’s Valuation Committee by a Fund’s Advisor or the Administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with each Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend Advisor Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Advisor’s Valuation Committee’s considerations.

Other Committee Information

In addition, each Advisor has established an Investment Committee, which is not a Board committee. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

All actions taken by a committee of the Board are recorded and/or reported to the full Board at its next meeting following such actions.

Trustees’ Holdings

The dollar range of equity securities of the Funds owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Funds as of December 31, 2014 (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of December 31, 2014 (1)
Independent Trustees
Julie Allecta	None	Over $100,000 (2)
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
A. John Gambs	None	Over $100,000 (2)
Dr. Bernard A. Harris	None	None
Cecilia H. Herbert	None	Over $100,000 (2)
Richard C. Johnson	None	None
Haig G. Mardikian	None	Over $100,000 (2)
G. Edward Powell	None	None
Scott E. Schwinger	None	Over $100,000
Trustees who are “Interested Persons”
John A. Blaisdell	None	$10,001 to 50,000
Jeremy L. Radcliffe	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	The amount presented represents holdings in the Forward Funds which became a part of the Fund Complex effective on June 9, 2015.

The total of equity securities of the Funds held directly or indirectly by all Trustees, Officers and members of any advisory board is less than 1% as of December 14, 2015.

Independent Trustee Ownership of Securities

As of December 31, 2014, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies). The Independent Trustees are currently undertaking a review of the Trustee investment requirements.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following shareholders owned, as of record or beneficially, 5% or more of a share class of the indicated Fund’s shares as of December 14, 2015. A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
SALIENT RISK PARITY FUND—Class A
FIRST CLEARING, LLC 1 NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	30.57%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	28.03%
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	23.67%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	8.16%
SALIENT MLP ENERGY & INFRASTRUCTURE FUND II —Class A
MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	46.65%
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	20.54%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	6.89%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.81%
SALIENT TREND FUND—Class A
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	51.06%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	25.04%
LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	11.49%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
SALIENT BROADMARK TACTICAL PLUS FUND—Class A
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	97.91%
SALIENT RISK PARITY FUND—Class C
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	61.09%
STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	14.40%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.89%
ROBERT W. BAIRD & CO. INCORPORATED 777 E. WISCONSIN AVENUE FLOOR 22 MILWAUKEE WI 53202	5.54%
SALIENT MLP ENERGY & INFRASTRUCTURE FUND II —Class C
MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	47.86%
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	40.97%
SALIENT TREND FUND—Class C
STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	57.88%
LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	16.25%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	10.46%
RBC CAPITAL MARKETS LLC 60 SOUTH SIX STREET P08 MINNEAPOLIS MN 55402-4400	6.50%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
SALIENT BROADMARK TACTICAL PLUS FUND—Class C
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	55.04%
LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	39.98%
SALIENT RISK PARITY FUND—Class I
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	64.27%
RELIANCE TRUST CO CUSTODIAN FBO SALIENT C/R PO BOX 48529 ATLANTA GA 30362	19.43%
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	10.45%
SALIENT MLP ENERGY & INFRASTRUCTURE FUND II —Class I
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	23.36%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	20.06%
UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	15.39%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	13.51%
MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	12.83%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
SALIENT TREND FUND—Class I
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	69.87%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	11.94%
RELIANCE TRUST CO CUSTODIAN FBO SALIENT C/R PO BOX 48529 ATLANTA GA 30362	5.81%
SALIENT BROADMARK TACTICAL PLUS FUND—Class I
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	99.59%
SALIENT BROADMARK TACTICAL PLUS FUND—Class F
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	82.00%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	10.64%
MATRIX TRUST CO AS AGENT FOR NTC & CO CUSTODIAN FBO BROADMARK ASSET MANAGEMENT LLC PO BOX 5508 DENVER, CO 80217	5.23%

Compensation for Trustees

Each of the Funds’ Independent Trustees is compensated for their services in accordance with a fee schedule set by the Board. The Independent Trustees are currently reviewing the amount and structure of such compensation. The chart below reflects the compensation received from the fiscal year ended December 31, 2014. The Trust also reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at meetings. Independent Trustee compensation may vary depending on the number of meetings held throughout a year or committee service. There are currently ten Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In this regard, the Independent Trustees expect to reevaluate the overall Independent Trustee compensation structure at a future meeting in light of the ongoing integration of the Salient Funds and the Forward Funds as related investment companies. Other Officers (apart from the CCO) and Trustees of the Trust receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees and officers during the Trust’s last fiscal year. The Funds have no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex(1)
Julie Allecta	$0	$129,875
Karen B. Bonding	$41,605	$73,377
Jonathan P. Carroll	$38,605	$65,126
A. John Gambs	$0	$117,250
Dr. Bernard A. Harris, Jr.	$38,416	$76,001
Cecilia H. Herbert	$0	$124,750
Richard C. Johnson	$42,355	$71,876
Haig G. Mardikian	$0	$131,750
G. Edward Powell	$42,355	$71,876
Scott E. Schwinger	$45,916	$72,251

(1)	Total compensation includes compensation from the Forward Funds, which joined the Fund Complex on June 9, 2015

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), the information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below is the chart of each portfolio manager’s investments in the Fund he or she manages.

Information is shown as of December 31, 2014. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Lee Partridge	11	$2,306	20	$1,426	4,301	$15,130
Roberto M. Croce	0	$0	4	$459	0	$0
Gregory A. Reid	1	$639	6	$1,037	4,300	$5,900
Frank “Ted” Gardner III	1	$639	6	$1,037	4,300	$5,900
Christopher J. Guptill	3	$920	3	$34	12	$737

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2014. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Lee Partridge	0	$0	3	$478	3	$10,591
Roberto M. Croce	0	$0	1	$51	0	$0
Gregory A. Reid	0	$0	2	$427	2	$88
Frank “Ted” Gardner III	0	$0	2	$427	2	$88
Christopher J. Guptill	0	$0	3	$34	2	$3

Ownership of Fund Shares

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they managed as of December 31, 2014. Asset amounts have been rounded.

Portfolio Manager	Fund	Dollar range of equity securities beneficially
Lee Partridge	Salient Risk Parity Fund	$250,001 - $500,000
	Salient MLP & Energy Infrastructure Fund II	$10,001 - $50,000
	Salient Trend Fund	$10,001 - $50,000
Roberto M. Croce	Salient Risk Parity Fund	$10,001 - $50,000
	Salient MLP & Energy Infrastructure Fund II	None
	Salient Trend Fund	$10,001 - $50,000
Gregory A. Reid	Salient Risk Parity Fund	$100,001 - $250,000
	Salient MLP & Energy Infrastructure Fund II	None
	Salient Trend Fund	None
Frank T. Gardner III	Salient Risk Parity Fund	None
	Salient MLP & Energy Infrastructure Fund II	None
	Salient Trend Fund	None
Christopher J. Guptill	Salient Broadmark Tactical Plus Fund	$10,001 - $50,000

Compensation of the Portfolio Managers

Mr. Partridge indirectly owns equity interests in the Advisors. As it relates to each Fund, Mr. Partridge receives all of his compensation based on the size of the Fund and the management and advisory fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of each Fund, which has a significant bearing on the ability to raise additional assets. Mr. Partridge also owns, indirectly, equity in the general partner and advisor of other fund complexes for which he is compensated based on the size of the Fund for the fund Complexes. In addition, Mr. Partridge is a partner and principal executive officer of each Advisor and related affiliated subsidiaries (collectively, the “Salient Group”), which pays him a base salary (but no bonus) and is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Partridge, among others, is responsible for the investment processes and management of the Salient Group. Mr. Partridge believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation will be from the Salient Group.

Dr. Croce is compensated by Salient in the form of a fixed salary and a discretionary bonus. The bonus paid to Dr. Croce for any year may be tied, in part, to the performance of the Funds or any other Salient funds or accounts during such year, as well as a variety of other factors, including execution of managerial responsibilities, the financial performance of Salient Advisors and the financial performance of Salient as the parent company of the Advisor.

Gregory A. Reid and Frank “Ted” Gardner are compensated by Salient through distributions in respect of profits interests in Salient, based on the amount of assets that they manage, including the Salient MLP & Energy Infrastructure Fund II. Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees and any performance based incentive allocations applicable to those accounts. Furthermore, Mr. Partridge, who is Salient’s Chief Investment Officer, and who oversees risk management for the Salient MLP & Energy Infrastructure Fund II, also has a profits interest in Salient, pursuant to which he receives a portion of the advisory fees and any performance based incentive allocations applicable to certain accounts that he manages (including the Salient MLP & Energy Infrastructure Fund II). With respect to certain accounts, such profits interests are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid, Croce and Partridge may have investment strategies that are similar to the Funds’. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Mr. Guptill receives a fixed annual salary and discretionary bonus compensation based upon the profitability of the Sub-Advisor, in which he has significant ownership.

Conflicts of Interest of the Advisor

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the respective Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as a Fund, track the same index that a Fund tracks or otherwise hold, purchase, or sell securities and other investments that are eligible to be held, purchased or sold by a Fund. Other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of each Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts. On occasion, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there could be limited opportunity to sell an investment held by the Fund and other accounts. Each Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to a Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Investment Management Agreements

Under a separate investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of each Fund, each Advisor provides the respective Fund with ongoing investment guidance, policy direction and monitoring.

Each Investment Management Agreement provides that respective Advisor (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the respective Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. Each Advisor may, subject to Board approval and oversight, enter into a sub-advisory agreement, pursuant to which a sub-advisor would provide day-to-day investment management services with respect to such portions of a Fund’s assets as the Advisor in its discretion may determine from time to time. Provided that a Fund obtains the appropriate exemptive relief from the SEC, the Fund or its Advisor may enter into such sub-advisory arrangements with sub-advisors without first obtaining the approval of the Fund’s shareholders.

With respect to the Salient Broadmark Tactical Plus Fund, Salient Advisors also is responsible for overseeing the Sub-Advisor’s management the Fund’s assets. Among other things, the Advisor negotiates the sub-advisory agreement and monitors management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. The Advisor monitors the Sub-Advisor on a routine basis and reviews monthly and quarterly compliance questionnaires and certifications provided by the Sub-Advisor pursuant to the sub-advisory agreement. Advisor personnel periodically visit the Sub-Advisor to perform due diligence on the Sub-Advisor business operations, regulatory compliance and advisory services, and the Advisor reports the results of its visits to the Board.

The Advisor performs additional services under the terms of the Investment Management Agreement, including but not limited to: (i) providing compliance and risk monitoring services to the Fund; (i) reviewing and reporting to the Board on the performance of the Sub-Advisor, (iii) providing office space and all necessary office facilities and equipment to perform its duties under the Investment Management Agreement, (iv) permitting individuals who are principals, officers or employees of the Advisor to serve as a trustee or officer of the Fund without cost to the Fund, (v) furnishing any personnel (either as officers of the Fund or otherwise) to exercise oversight of and/or to conduct Fund operations and compliance and to monitor the services provided to the Fund by other service providers, including legal, accounting, administrative, transfer agency, audit, custody and other non-investment related services, and (vi) furnishing to, or placing at the disposal of the Fund, such information, reports, valuations, analyses and opinions as the Board may reasonably request or as the Advisor deems helpful to the Board. With the approval of the Board, the Advisor may elect to manage the Fund’s investments directly and determine the composition of the assets of the Fund.

Salient Risk Parity Fund, Salient MLP & Energy Infrastructure Fund II. The Investment Management Agreements became effective as of June 19, 2012 with respect to Salient Risk Parity Fund and Salient MLP & Energy Infrastructure Fund II, and each Investment Management Agreement was most recently reapproved January 21, 2015 and remains in effect until January 31, 2016.

Salient Trend Fund. The Investment Management Agreement became effective as of November 19, 2012 with respect to Salient Trend Fund and the Investment Management Agreement was most recently reapproved January 21, 2015 and remains in effect until January 31, 2016.

Salient Broadmark Tactical Plus Fund. The Investment Management Agreement became effective as of July 15, 2014 and remains in effect until January 31, 2016. The Investment Sub-Advisory Agreement was approved by shareholders on May 22, 2015 and remains in effect until January 31, 2017. The Sub-Advisor is an affiliate of each of the Advisors.

After the initial term, each Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the applicable Fund pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the applicable Fund’s Trustees or the holders of a majority of the outstanding voting securities of the Fund.

A discussion regarding the basis for the Board’s approval of the investment management agreement for each of the Funds (except Salient Broadmark Tactical Plus Fund) is available in the Funds’ June 30, 2015 semi-annual report to shareholders. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement for Salient Broadmark Tactical Plus Fund is also available in the Funds’ June 30, 2015 semi-annual report to shareholders.

The Investment Management Agreements are terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the applicable Fund, or by the Fund’s Advisor. The Investment Management Agreements will terminate automatically with respect to each Fund in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of an Advisor’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreements. A sub-advisory agreement would terminate upon the termination of the Investment Management Agreement.

Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Fund’s Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Investment Management Agreement also provides for indemnification by each Fund, to the fullest extent permitted by law, of its Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Securities held by each Fund also may be held by other funds in the Fund Complex or investment advisory clients for which each Fund’s Advisor, the Sub-Advisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by a Fund’s Advisor or the Sub-Advisor for the Fund or for other funds or clients for which the Advisor or the Sub-Advisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of a Fund’s Advisor or the Sub-Advisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

For the periods indicated below, the Funds paid the following aggregate advisory fees to their respective Advisor:

Fund	Fiscal Year Ended December 31, 2014(a)		Fiscal Year Ended December 31, 2013(a)		Fiscal Year Ended December 31, 2012(a)
Salient Risk Parity Fund	$918,223		$1,087,210		$415,403	(b)
Salient MLP & Energy Infrastructure Fund II	$10,198,598		$2,237,882		$48,419	(c)
Salient Trend Fund	$459,242		$504,308	(d)	N/A
Salient Broadmark Tactical Plus Fund	$27,856	(e)	N/A		N/A

(a)	Expense does not include deductions for waivers.
(b)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(c)	For the period September 19, 2012 (commencement of operations) through December 31, 2012.
(d)	For the period January 2, 2013 (commencement of operations) through December 31, 2013.
(e)	The Fund commenced operations on December 15, 2014. Amounts prior to December 12, 2014 reflect the amounts paid by the Fund’s predecessor, Broadmark Tactical Plus Fund.

The Sub-Advisory Agreement

Broadmark Asset Management LLC (“Broadmark” or the “Sub-Advisor”) serves as sub-advisor to the Salient Broadmark Tactical Plus Fund.

Under the terms of the current sub-advisory agreement (the “Sub-Advisory Agreement”) between Salient Advisors and Broadmark, the Sub-Advisor manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor. The Sub-Advisor formulates a continuous investment program for the Fund consistent with its investment objectives and policies outlined in the prospectus and this SAI. The Sub-Advisor implements such programs by purchases and sales of securities and other investments and regularly reports to the Advisor and the Board with respect to the implementation of such programs. The Sub-Advisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund. Additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Salient Broadmark Tactical Plus Fund shares, and compensation structure, can be found under “Portfolio Managers” in this SAI.

The Sub-Advisory Agreement will initially continue in effect as to the Fund for an initial period of no more than two years and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreement.

The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the Fund. The following parties may terminate the Sub-Advisory Agreement: the Board; a majority of the outstanding voting securities of the Fund; the Advisor; or the Sub-Advisor.

The Sub-Advisory Agreement will automatically terminate in the event of its assignment. As noted above, the Transaction, if completed, will result in a change of control of the Sub-Advisor and the “assignment” of, and therefore the termination of, the Sub-Advisor’s current Sub-Advisory Agreement. The Board has considered and approved a new investment sub-advisory agreement between the Sub-Advisor and the Fund, as well as the submission of a proposal to the Fund’s shareholders to approve the new investment sub-advisory agreement. A special meeting of the Fund’s shareholders will be held to consider the proposal, and the proposal to shareholders of Salient Broadmark is outstanding as of the time of this Statement of Additional Information.

The Sub-Advisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Independent Trustees.

For the fiscal period December 15, 2014 (Commencement of operations) through December 31, 2014, the Salient Broadmark Tactical Plus Fund paid sub-advisory fees of $9,979. The sub-advisory fee is 0.725% for the Salient Broadmark Tactical Plus Fund.

Broadmark Business Arrangement

In connection with the reorganization of Broadmark Tactical into the Salient Broadmark Tactical Plus Fund, Salient and Broadmark have entered into an overall business arrangement under which Broadmark and certain of its principals have agreed not to act as investment adviser or sub-adviser to, or otherwise be involved in providing investment management services to, another registered investment company (as well as certain other accounts) that utilizes, on a stand-alone basis, a substantially similar strategy to that of the Salient Broadmark Tactical Plus Fund for a certain period of time. As part of this arrangement, Salient has agreed that, under certain circumstances, it (and not the Salient Broadmark Tactical Plus Fund) will pay to Broadmark a specified amount if the Sub-Advisory Agreement for the Salient Broadmark Tactical Plus Fund is terminated after the closing of the reorganization. Although the Board of Trustees has been informed of these arrangements, the Fund is not a party to these arrangements, and they are not binding upon the Salient Broadmark Tactical Plus Fund or the Fund’s Board of Trustees. These arrangements present certain conflicts of interest, however, because Salient has a financial incentive to support the continuation of the Sub-Advisory Agreement for as long as these arrangements remain in effect. In approving the Salient Broadmark Tactical Plus Fund’s Investment Management and Sub-Advisory Agreements, the Fund’s Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of Salient to Broadmark.

Expense Limitation Agreements

•	Salient Risk Parity Fund and Salient Trend Fund. Under the respective Expense Limitation Agreements, each respective Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with a Fund’s investments in its respective wholly-owned subsidiary, litigation and extraordinary expenses. Each Expense Limitation Agreement expires on July 31, 2016, unless renewed by mutual agreement of the respective Fund and its Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

•	Salient MLP & Energy Infrastructure Fund II. Under the Expense Limitation Agreement, Salient Capital has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement expires on July 31, 2016, unless renewed by mutual agreement of the Fund and its Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

•	Salient Broadmark Tactical Plus Fund. Under the Expense Limitation Agreement, Salient Advisors has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement for Class F shares expires on the third anniversary of the closing of the reorganization of Broadmark Tactical into the Fund (the “Reorganization”) and the Expense Limitation Agreement for Class A, Class C, and Class I shares expires on July 31, 2016, unless renewed by agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

Each Fund’s Advisor is permitted to recover from each of its respective Funds expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, a Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which its Advisor waived a fee or reimbursed an expense. Any such recovery by an Advisor will not cause a Class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Administration Agreement

Citi Fund Services Ohio, Inc. serves as the Administrator of the Funds and has the responsibility for providing administrative services and for assisting the Funds with its operational needs, pursuant to the Administration Agreement. In consideration for administrative, accounting, and recordkeeping services, the Administration Agreement provides that each Fund will pay the Administrator a monthly “trust level” administration fee (“Administration Fee”) based on the Fund’s proportional share of the Trust’s month-end aggregate net assets. The Administration Agreement also provides for certain other annual fees, such as fees for additional investment managers. In addition, the Administrator is entitled to reimbursement of certain expenses. Per the Administration Agreement, the Salient Broadmark Tactical Plus Fund will not be charged Administration Fees during the first four months of the Fund’s existence.

The Administrator also may provide the Funds with legal, compliance, and other investor-related services for an additional cost.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) providing the Funds with certain administrative, clerical, recordkeeping and bookkeeping services; (2) assisting in supervising the entities retained by the Funds, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (3) computing the NAV of each class of the Funds; (4) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Funds, quarterly reports of the operations of the Funds and maintaining information to facilitate the preparation of annual tax returns; (5) supervising regulatory compliance matters and assisting in the preparation of certain regulatory filings; and (6) performing additional services, as agreed upon, in connection with the administration of the Funds. Subject to approval of the Board, the Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator.

For the periods indicated below, the Administrator received administration fees in the following amounts from each of the Funds:

Fund	Fiscal Year Ended December 31, 2014		Fiscal Year Ended December 31, 2013		Fiscal Year Ended December 31, 2012
Salient Risk Parity Fund	$95,062		$137,000		$16,394	(a)
Salient MLP & Energy Infrastructure Fund II	$694,103		$298,588		$5,418	(b)
Salient Trend Fund	$108,348		$47,885	(c)	N/A
Salient Broadmark Tactical Plus Fund	$5,234	(d)	N/A		N/A

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	For the period September 19, 2012 (commencement of operations) through December 31, 2012.
(c)	For the period January 2, 2013 (commencement of operations) through December 31, 2013.
(d)	The Fund commenced operations on December 15, 2014. Amounts prior to December 12, 2014 reflect the amounts paid by the Fund’s predecessor, Broadmark Tactical Plus Fund.

Proxy Voting

Each Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to its Advisor, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

Each Advisor has adopted its own proxy voting policies and procedures for this purpose. A summary of these policies and procedures is included as Appendix A to this SAI. As a general principle, the Advisors will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the affected Fund’s Advisor shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each Fund’s Form N-PX filing for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling 1-866-667-9228, or (ii) by visiting the SEC’s website at www.sec.gov.

DISTRIBUTION AGREEMENTS

Foreside Fund Services, LLC (the “Distributor”), is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Trust dated May 31, 2012, as amended, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. During the continuous public offering of shares of the Funds, the Distributor shall use commercially reasonable efforts to distribute the shares of the Funds. The Distributor shall devote its best efforts to distribute shares of the Funds but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries (“Selling Firms”) for distribution of shares of the Funds. With respect to certain Selling Firms and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These Selling Firms may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Selling Firms may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase Shares through Selling Firms will be subject to the procedures of those Selling Firms through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Selling Firm through which they purchase shares. Investors purchasing shares of the Fund through Selling Firms should acquaint themselves with their Selling Firm’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Selling Firm. The Selling Firm, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. Each Advisor pays the Distributor a fee for certain distribution-related expenses.

SERVICE AND RULE 12b-1 AGREEMENTS

The Trust, on behalf of each Fund, has adopted an Administrative Services Plan applicable to Shares sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.

The Board has adopted a Rule 12b-1 Plan with respect to certain classes of shares of the Funds, as described below in further detail.

Class A and C Shares.

Under each Fund’s Class A Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

Under each Fund’s Class C Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 1.00% of the average daily net assets of the Fund attributable to Class A Shares.

Each Class A and Class C Rule 12b-1 Plan provides that the Distributor may incur expenses for any distribution-related purpose that is primarily intended to result in the sale of shares of the Class A and Class C shares, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Fund’s Advisor) that engage in or support the sale of the Class A and Class C shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A and Class C shares. Service fees under each Class A and Class C Rule 12b-1 Plan may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

The Advisor, Distributor or other third party provider may pay for the administration and shareholder servicing of Class A and Class C shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of Class A and Class C Shares, performance, services, plans and options, investment policies, portfolio holdings, and redemptions of shares and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service Class A and Class C shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

Each Class A and Class C Rule 12b-1 Plan was approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the respective Class A and Class C Rule 12b-1 Plan.

Class I and F Shares.

The Class I Rule 12b-1 Plan for each Fund and the Class F Rule 12b-1 Plan for the Salient Broadmark Tactical Plus Fund is a “no fee” plan, and provides that the Class I and F Shares, as applicable, of the Fund shall not pay to the distributor or third-party provider any fee for providing distribution or shareholder services to the respective Class I and F shareholders.

Class R6 Shares.

Class R6 shares of Salient MLP & Energy Infrastructure Fund II are not subject to any Rule 12b-1 Plan. Any expenses associated with the obligation of the Distributor to use its best efforts to sell Class R6 shares will be paid by the Advisor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. Subject to the foregoing, neither the Advisor nor the Fund will pay any third party provider any fee for providing distribution or shareholder services to the R6 shareholders.

Amounts paid by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees.

From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the participating funds.

Each Rule 12b-1 Plan recognizes that each Fund’s Advisor may use its management fee revenue under its Investment Management Agreement with a Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a Fund to its Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by each Rule 12b-1 Plan.

In adopting each Rule 12b-1 Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the respective Fund’s Class A, Class C, Class I and Class F shares, as applicable.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Class A and Class C Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the respective Fund’s outstanding Class A or Class C shares, respectively, upon 60 days’ written notice to the Distributor.

Pursuant to each Rule 12b-1 Plan, at least quarterly, any person authorized to direct the disposition of monies paid or payable (if any) by a Fund shall provide the Board and the Board shall review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the amount of the fees to be paid by a Fund without the approval of a majority of the outstanding securities (as defined in the 1940 Act) of the class of shares of the Fund, which has voting rights with respect to the Plan. Further, each Rule 12b-1 Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust.

The holders of Class A shares of a Fund have exclusive voting rights with respect to the Fund’s Class A Rule 12b-1 Plan; the holders of Class C shares of a Fund have exclusive voting rights with respect to the Fund’s Class C Rule 12b-1 Plan; the holders of Class I shares of a Fund have exclusive voting rights with respect to the Fund’s Class I Rule 12b-1 Plan; the holders of Class F shares of the Salient Broadmark Tactical Plus Fund have exclusive voting rights with respect to the Fund’s Class F Rule 12b-1 Plan.

The following table shows the amounts of Rule 12b-1 fees paid by each Fund under the Rule 12b-1 Plans during the periods shown below:

Fund	Fiscal Year Ended December 31, 2014		Fiscal Year Ended December 31, 2013		Fiscal Year Ended December 31, 2012
Salient Risk Parity Fund	$29,320		$31,106		$1,117	(a)
Salient MLP & Energy Infrastructure Fund II	$1,509,897		$300,006		$105	(b)
Salient Trend Fund	$6,245		$1,575	(c)	N/A
Salient Broadmark Tactical Plus Fund	$1	(d)	N/A		N/A

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	For the period September 19, 2012 (commencement of operations) through December 31, 2012.
(c)	For the period January 2, 2013 (commencement of operations) through December 31, 2013.
(d)	The Fund commenced operations on December 15, 2014. Amounts prior to December 12, 2014 reflect the amounts paid by the Fund’s predecessor, Broadmark Tactical Plus Fund.

SALES COMPENSATION

As part of their business strategy, the Funds pay compensation to Selling Firms that sell the shares of the Funds. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of a Fund are: (1) the Rule 12b-1 fees that are applicable to the Fund’s Class C shares being sold and that are paid out of the Fund’s assets; and (2) in the case of Class A shares, sales charges paid by investors. The sales charges and the Rule 12b-1 fees are detailed in the prospectus and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares,” and “Deferred Sales Charge on Class C Shares” in this SAI.

Initial Compensation. Whenever an investor purchases Class A shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Annual Compensation. For Class C shares of a Fund, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets and the Selling Firm may receive a distribution fee in an amount not to exceed 0.75% of the respective Fund’s average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

Additional Payments to Financial Intermediaries. Shares of each Fund are sold primarily through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Advisor and/or Sub-Advisor may make out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many financial intermediaries that sell shares of a Fund receive one or more types of these cash payments. The categories of payments that the Advisor and/or Sub-Advisor provides to intermediaries are described below. These categories are not mutually exclusive and the Advisor and/or Sub-Advisor may make additional types of revenue sharing payments in the future. The same intermediaries may receive payments under more than one or all categories. These payments assist in the Advisor’s and/or Sub-Advisor’s efforts to promote the sale of the Funds’ shares. The Advisor and/or Sub-Advisor agrees with the intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation, and the amount of compensation varies. These payments could be significant to an intermediary firm. The Advisor and/or Sub-Advisor determines which intermediaries to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate intermediaries that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the Advisor’s and/or Sub-Advisor’s promotional efforts. The Advisor and/or Sub-Advisor does not make an independent assessment of the cost of providing such services.

As of December 31, 2014, the following FINRA member firms have arrangements in effect with the Advisor pursuant to which the firm is entitled to revenue sharing payments: Fidelity Brokerage Services LLC; Pershing LLC; UBS Financial Services Inc.; Charles Schwab & Co., Inc.; TD Ameritrade, Inc.; Morgan Stanley & Co., LLC.; and MSCS Financial Services, LLC.

The Advisor also may have revenue sharing arrangements with financial intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Advisor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Advisor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for each Fund’s Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Advisor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Advisor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in a Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor a Fund.

The revenue sharing payments the Advisor makes may be calculated on sales of shares of a Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of a Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of a Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The Advisor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Funds have adopted an Administrative Services Plan applicable to Shares of certain classes sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10% of each class of a Fund’s net assets, based on net assets held in a Supermarket Intermediary’s platform. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation. The Fund has not adopted such plan for Class R6 shares.

The Advisor also may make payments to certain firms that sell shares of a Fund for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Advisor also may make payments to certain firms that sell shares of a Fund in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Advisor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up a Fund on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Advisor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor may include financial assistance to firms that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for entertainment events it deems appropriate, subject to the Advisor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Advisor and its affiliates may have other relationships with firms relating to the provisions of services to a Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, a Fund’s Advisor or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with each Fund’s Advisor or its affiliates that are not related to the Funds. The above such payments are not made with respect to Class R6 shares.

First Year Broker or Other Selling Firm Compensation

	Sales charge (% of offering price)(1)(2)	Sales Charges (% of net amount invested)(1)(2)	Dealer Reallowance as a Percentage of the Offering Price (2)(3)
Class A
Up to $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
Class C
All amounts	—	—	0.00%
Class I
All amounts	—	—	0.00%
Class R6(4)
All amounts	—	—	—

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Advisor may take recent redemptions into account in determining if an investment qualifies as a new investment. Class F shares are held only by those Fund shareholders who acquired such shares as a result of the reorganization of Broadmark Tactical with Salient Broadmark Tactical Plus Fund. Only shareholders who acquire Class F shares pursuant to the Reorganization may purchase additional Class F shares through the transfer agent. Accordingly, Class F shares are not shown in the table above.
(2)	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
(3)	Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.
(4)	The Fund does not make any payments to brokers or other financial intermediaries with respect to Class R6 shares.

Contingent deferred sales charge (“CDSC”) revenues may be used to pay Selling Firm commissions when there is no initial sales charge. Please refer to the previous section for a discussion of 12b-1 distribution and service fees.

If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

NET ASSET VALUE

Securities are valued by various methods which are generally described below. As noted in the Prospectus, each Funds portfolio securities also may be fair valued by the respective Advisor’s Valuation Committee in certain instances.

Valuation of Portfolio Securities

Except as noted below, securities held by a Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. Each Fund’s advisor or administrator, as delegated by the advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. If there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the quotations as provided by two or more market makers (if available). If quotations from market makers are not available, the Advisor’s Valuation Committee will determine the fair value in good faith using information available at such time. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost. If on the valuation date the primary exchange is closed, the prior day price will be used.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the closing mid of the posted market on the exchange on which the option is listed. If no such bid/ask price is reported by such exchange, such instruments shall be valued at the last reported sales price on the valuation date. If no such sales price is reported, the Advisor’s Valuation Committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall generally be valued using the midpoint of the closing bid/offer quotations published by an approved pricing vendor. If a quotation is not available from an approved pricing vendor, the price will be obtained from a broker (typically the counterparty to the option) on the valuation date. If no such bid/ask price is reported, such instruments shall be valued at the last sales price on the valuation date. If no such sales price is reported, the Advisor’s Valuation Committee will determine the fair value of such options in good faith using information that is available at such time.

Futures: Exchange-traded futures are valued at the last trade or settlement price on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: A Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Funds utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the advisor’s investment committee. This policy is designed to help ensure that a Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of the Trust and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisors, or the interests of the Fund’s Sub-Advisor, as appropriate, principal underwriter or affiliated persons of its Advisor or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all investors, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and to all third party service providers and rating agencies.

Each Fund discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a Fund’s holdings with their annual and semiannual Reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Broadridge/Proxy Edge, or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s CCO or his or her duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: None.

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a Fund, its Advisor (or Sub-Advisor) or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A shares of the Funds are offered at a price equal to their NAV plus a sales charge. The Funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the Fund’s best interests.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of a Fund’s Class A shares, the investor is entitled to accumulate current purchases with the current offering price of the shares of other Salient funds contained in the Salient MF Trust owned by the investor (see “Accumulation Privilege” below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the Fund’s transfer agent, SunGard Investor Services, LLC, at the time of purchase of Class A shares, about any other Salient fund contained in the Salient MF Trust owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (See “Accumulation Privilege” below). This includes investments held in an IRA, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee or other fiduciary also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

The transfer agent will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. The transfer agent will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify the transfer agent and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•	A Trustee or officer of the Trust; a Director or officer of the Advisor and its affiliates, sub-advisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, domestic partner, child or relative living in the same household; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant, or registered investment advisor that has entered into a signed agreement with the Fund and/or Distributor providing specifically for the use of Fund shares in certain retirement platforms, fee-based investment products or services (including wrap accounts) made available to their clients.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction from the account of one Salient fund contained in the Salient MF Trust that has previously paid a sales charge, and reregisters those assets directly to the account of another Salient fund contained in the Salient MF Trust, without the assets ever leaving the Salient Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Accumulation Privilege. Class A investors may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all Salient funds contained in the Salient MF Trust already held by such persons. To receive a reduced sales charge, the investor must tell his or her financial adviser or the transfer agent at the time of the purchase about any other Salient funds contained in the Salient MF Trust held by that investor, his or her spouse and their children under the age of 21 living in the same household. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Salient MF Trust held in: (i) all accounts (e.g., retirement accounts, trust accounts) with the Salient MF Trust and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

Further information about combined purchases, including certain restrictions on combined group purchases, is available from the transfer agent or a Selling Firm’s representative.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege also are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. An investor may make his or her investments over a specified period of thirteen (13) months. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations) had the LOI been for the amount actually invested.

The LOI authorizes the transfer agent to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the transfer agent to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A AND CLASS C SHARES

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

Investments in Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the fund will receive the full amount of the purchase payment. Class C shares that are redeemed within one year of purchase will be subject to a CDSC.

The CDSC to which redemptions of Class A or Class C shares may be subject will be charged at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years from the time of any payment for purchases of Class A or Class C shares subject to a CDSC, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a redemption of Class A or Class C shares is subject to the imposition of a CDSC, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that the redemption comes first from shares the shareholder has held beyond the one year CDSC redemption period, or those shares acquired by the shareholder through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should indicate if proceeds equal to the dollar amount requested are required. If not indicated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class shares with a value of $1 million or more.

With respect a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to providing distribution-related services to the funds in connection with the sale of the Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A or Class C shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions made pursuant to a Fund’s right to liquidate your account if you own shares worth less than the stated account minimum in the section “Small accounts” in the prospectus.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in the “Sales charge reductions and waivers” section of the prospectus.

If a shareholder qualifies for a CDSC waiver under one of these situations, the shareholder must notify the transfer agent at the time that the request is made. The waiver will be granted once the transfer agent has confirmed that the shareholder is entitled to the waiver.

ADDITIO NAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class for shares of the same class in any other series of the Trust or fund within the Salient fund complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange. Class F shares of the Salient Broadmark Tactical Plus Fund are exchangeable into Class I shares of other Salient funds.

Exchanges between a Fund and other funds are based on their respective NAVs. No sales charge is imposed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Investors may exchange Class I shares for Class I shares of any other Salient fund contained in the Salient MF Trust.

Class R6 shares of a Salient Fund will be exchangeable into Class R6 shares of other Salient Funds. In addition, certain existing Class A and Class I shareholders of a Fund may be permitted to exchange their Class A or Class I shares for Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of the Prospectus entitled “Who Can Buy Shares”; and (2) the exchange by the shareholder does not require the payment of any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor and/or Adviser to permit or reject such exchanges, and may be subject to requirements imposed by the applicable financial intermediary. Although the Advisor may establish Class R6 shares in the future, other Salient Funds are not currently offering Class R6 shares.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares. Since the redemption price of shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to the transfer agent.

Monthly Purchase Program. The program is explained in the prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated.

•	The privilege of making investments through the program may be revoked by the transfer agent without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

•	The program may be discontinued by the shareholder either by calling the transfer agent or upon written notice to the transfer agent which is received at least five (5) business days prior to the due date of any investment.

Reinstatement Or Reinvestment Privilege. If the transfer agent and the financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same Fund and account from which it was removed, subject to the minimum investment limit in that Fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, Fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

Each Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the applicable Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the Fund shares. This fee is paid by a Fund’s Advisor, the Fund and/or the Distributor pursuant to the Fund’s Rule 12b-1 Plan.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the Trust. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund or other series of the Trust without par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of five series, including the Funds. Additional series may be added in the future. The Trustees also have authorized the issuance of three classes of shares for each Fund, designated as Class A, Class C, and Class I. The Trustees also have authorized the issuance of Class F shares for the Salient Broadmark Tactical Plus Fund. Class F shares are only held by and available to those Fund shareholders who acquired such shares as a result of the reorganization of Broadmark Tactical Plus Fund with Salient Broadmark Tactical Plus Fund. The Trustees have also authorized Class R6 shares of certain Funds which are only available to certain eligible investors that hold their shares through a plan level or omnibus account. Additional classes of shares may be authorized in the future.

The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Each Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. Additionally, each Fund, in its sole discretion, reserves the right to waive the minimum investment requirement or other eligibility requirement with respect to a purchase or exchange into a specified share class as circumstances may warrant. The Funds do not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates, but a Fund’s Advisor may make certain exceptions.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares of the Funds are sold with a maximum initial sales charge of 5.50%. Class C shares of the Funds are sold at NAV without any initial sales charges, but have a CDSC of 1.00%. Class I shares, Class F shares and Class R6 shares are sold at NAV without any initial sales charges or CDSCs.

ADDITIONAL INFORMATION CONCERNING TAXES

This section and the discussion in the Funds’ prospectus (see “Dividends, Distributions, Taxation and Account Policies”) provide a general summary of the material federal income tax consequences to the persons who purchase, own and dispose of a Fund’s securities. It does not address all federal income tax consequences that may apply to an investment in the Funds’ securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Funds’ securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Funds’ securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Funds’ securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Funds’ securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds a Fund’s common shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding a Fund’s common shares should consult its tax advisers with respect to the purchase, ownership and disposition of the Fund’s common shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of All Funds

Each Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under Subchapter M of the Code. As long as a Fund qualifies, it (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to its shareholders. Notwithstanding this general rule, the Salient MLP & Energy Infrastructure Fund II will be subject to income tax on certain gains realized upon the sale of assets it received from its domestic subsidiary when the subsidiary was liquidated. In order to qualify as a RIC for federal income tax purposes, a Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations a Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter in which a failure is discovered if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of a Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent a Fund holds interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. A Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. A Fund’s deduction for dividends paid to its shareholders during the taxable year must equal or exceed the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) 90% of the Fund’s net tax-exempt interest, if any (the excess of the Fund’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, a Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that it declares after the end of its taxable year. Such dividends must be declared before the due date for filing the Fund’s tax return, including any extensions. Each Fund intends to distribute at least annually substantially all of such income. Each Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of the Fund’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on the last day of each Fund’s taxable year (which the Fund intends to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. Each Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

See the Fund’s available capital loss carryovers as of the end of its must recently ended fiscal year as set forth in the Trust’s annual report.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Funds in the same taxable year. Because any original issue discount accrued will be included in a Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to its shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Although the Funds presently do not intend to do so, they are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Funds are not permitted to make Distributions to their shareholders while their debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Structure.” Moreover, the Funds’ ability to dispose of assets to meet their Distribution requirements may be limited by other requirements relating to their status as RICs, including the Diversification Tests. If a Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If any Fund failed to qualify as a RIC, that Fund would incur regular corporate income tax on its taxable income and net capital gain for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% qualifying income test and with the Diversification Tests is carefully monitored by the Advisor (and the sub-advisors, as applicable) and it is intended that each Fund will comply with the requirements for qualification as RICs.

The remainder of this discussion assumes that each Fund will qualify as a RIC and has satisfied the Annual Distribution Requirement.

Special Considerations Applicable to Salient Risk Parity Fund and Salient Trend Fund

Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which the Salient Risk Parity Fund may receive income from direct investments in such commodity-linked derivatives to a maximum of 10% of its annual gross income.

The IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary, such as the Risk Parity Subsidiary and Trend Subsidiary (each, a “Subsidiary”), that invests in such commodity-linked derivative instruments constitutes qualifying income. The Funds have not applied for such a private letter ruling, but each Fund relies upon an opinion of counsel based on customary representations that income derived from each Fund’s respective Subsidiary and distributed or imputed for income tax purposes to the Fund should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS subsequently indicated informally that it intends to issue public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities and that such guidance will be prospective in application and provide for transition periods for affected funds. It is also possible that legislation on this issue could be introduced. If the IRS does issue public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by each Fund from its respective Subsidiary, each Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that a Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Taxation of the Funds’ Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent their disqualification as a RIC.

The Salient MLP & Energy Infrastructure Fund II intends to invest in equity securities of master limited partnerships that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Salient MLP & Energy Infrastructure Fund II expects that these master limited partnerships will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the 90% gross income test. If the master limited partnerships in which the Salient MLP & Energy Infrastructure Fund II invests, however, do not qualify as qualified publicly traded partnerships or otherwise are not treated as corporations for federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.

The master limited partnerships in which the Salient MLP & Energy Infrastructure Fund II intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from a master limited partnership may not correspond to the amount of income allocated to it by the master limited partnership in any given taxable year. If the amount of income allocated by a master limited partnership to the Fund exceeds the amount of cash received by the Fund from such master limited partnership, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Salient MLP & Energy Infrastructure Fund II may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Salient MLP & Energy Infrastructure Fund II may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which this Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

Income received by the Funds with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investments by the Funds in certain “passive foreign investment companies” (“PFIC”) could subject the Funds to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Funds to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash and may characterize gains as ordinary income. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

Receipt of Distributions. For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Certain income distributions paid by a Fund to individual taxpayers are taxed at rates applicable to net long-term capital gains — a maximum rate of 15% or 20% for taxpayers with taxable income exceeding certain thresholds —and may be subject to a 3.8% net investment tax as discussed below. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Distributions by a Fund of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder’s particular situation.

Redemptions and Sales of Shares. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% (20% for taxpayers with taxable income exceeding certain thresholds), in each case plus a possible 3.8% net investment income tax as discussed below.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of the sale and ending on January 31 of the calendar year following the calendar year in which the sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized net income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of such a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Additional 3.8% Medicare Tax on Net Investment Income. Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8% percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends paid by a Fund and gain recognized on the sale or redemption of Fund shares will constitute investment income of the type subject to this tax.

Taxation of Non-U.S. Shareholders

Whether an investment in a Fund’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in a Fund’s shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in a Fund’s common shares.

Distributions of the Funds’ “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and a Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) of a Fund to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. Exemptions from withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to a Fund’s tax years beginning after December 31, 2014. Gain realized by a non-U.S. shareholder upon the sale of its common shares includes the amount of a distribution to a non-U.S. shareholder to the extent the distribution exceeds the non-U.S. shareholder’s basis in such Fund shares.

In addition, gain on the non-U.S. shareholder’s sale of the Funds’ common shares will be subject to federal income tax if the Funds are or have been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells the Funds common shares and such common shareholder held more than 5% of a Fund’s common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Funds distribute their net capital gains in the form of deemed rather than actual distributions (which the Funds may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Funds pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of a Fund’s common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder can have all cash distributions automatically reinvested in additional common shares. If the distribution is an ordinary dividend and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of a Fund’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Fund’s common shares. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional common shares purchased through the dividend reinvestment plan equal to the amount reinvested.

The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Under the provisions of the Foreign Account Tax Compliance Act (“FATCA”) a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends paid after June 30, 2014, and the gross proceeds of share redemptions and capital gains dividends paid after December 31, 2017, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of a Fund’s common shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Basis Reporting

Each Fund must maintain and report to the IRS and each shareholder on Form 1099-B the shareholder’s cost basis by tax lot and holding period of Fund shares. Each Fund must elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the average cost method as the default tax lot identification method for their shareholders. However, at the time of purchase or upon the sale of shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Fund and its service providers do not provide tax advice.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your tax identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. You should consult your own tax advisors concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO BROKERAGE

It is the policy of the Trust to obtain the best execution of the Funds’ investment portfolio transactions, if any, taking into account certain factors as set forth below.

(All Funds Except Salient Broadmark Tactical Plus Fund)

Each Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions may be conducted through affiliates of its Advisor. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for a Fund will not be effected on a principal basis with its Advisor, any of its affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by a Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for a Fund in connection with the sale of securities to or by the Fund, its Advisor or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.

Each Fund will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While each Fund’s Advisor generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, each Fund’s Advisor seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, each Fund’s

Advisor considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, each Fund’s Advisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The Advisors execute securities transactions on behalf of clients from multiple trading desks. In general, all of the accounts managed by a single portfolio manager or investment team (such as a Fund) will be traded by a single trading desk. The various strategies investing in MLPs are typically executed by the Houston Desk, as are mutual fund and ETF trades performed on behalf of advisory clients. Trades in Real Estate Investment Trust securities (“REITs”) and preferred stocks are typically executed by the San Francisco Desk. Both trading desks may execute trades in domestic and international equity markets, fixed income markets and multiple forward, futures and swap markets. As a result, while each Fund will be traded by a single trading desk, certain securities may be simultaneously and independently traded within different strategies by multiple trading desks. Therefore, the Advisors have established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for clients), to personnel from another location. These informational barriers include the use of different trading systems on different virtualized server environments by each trading desk. As part of their oversight roles, only the Advisors’ Chief Risk Officer, Chief Investment Officer, Deputy Chief Investment Officer and Chief Compliance Officer have access to both systems.

Each trading desk is physically separated from the others, are in two different cities - Houston and San Francisco - and information regarding pending orders from one trading desk are not shared among trading desks or otherwise available to personnel from other trading desks. Consequently, the Advisors may execute trades for one client from one trading desk that differ from, or conflict with, trades we are executing on behalf of another client from another trading desk. For example, one trading desk may be attempting to buy a security for one or more clients while another trading desk is selling (or selling short) the same security for another client. Each trading desk seeks to obtain best favorable execution on all orders, but clients serviced by one trading desk may receive or appear to receive more favorable outcomes. The Advisors will not aggregate orders or seek opportunities for cross transactions between client accounts serviced by different trading desks. Each trading desk will aggregate and allocate orders only among those clients that it services and otherwise operate independently of the other trading desks.

(Salient Broadmark Tactical Plus Fund)

Subject to the general oversight of the Board and of the Advisor, the Sub-Advisor is responsible for purchasing and selling the Fund’s portfolio securities, selecting broker-dealers to effect portfolio transactions and negotiating brokerage commissions. Accordingly, the Sub-Advisor may establish securities accounts and/or process transactions through one or more securities brokerage firms. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Sub-Advisor to seek “best execution.” Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The Sub-Advisor considers a number of factors in selecting a broker-dealer to execute transactions and for determining the reasonableness of the broker-dealer’s compensation. Such factors include net price and the broker-dealer’s electronic execution capabilities, reputation, financial strength and stability, efficiency of execution and error resolution record and ability to offer other services. In selecting a broker-dealer to execute transactions, and in determining the reasonableness of the broker-dealer’s compensation, the Sub-Advisor is not required to solicit competitive bids, and does not have an obligation to seek the lowest available commission cost. To reduce or eliminate potential conflicts of interest, the Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker-dealer to execute the Fund’s portfolio transactions. The Sub-Advisor may, from time to time, receive research from broker-dealers in connection with the Sub-Advisor’s relationships with such broker-dealers. This research is not provided because the Sub-Advisor has committed to allocating Fund brokerage to such parties.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Sub-Advisor. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

To the extent that such persons or firms supply investment information to the Sub-Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Sub-Advisor and, therefore, may have the effect of reducing the expenses of the Sub-Advisor in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Sub-Advisor probably does not reduce the overall expenses of the Sub-Advisor to any material extent.

The investment information that may be provided to the Sub-Advisor by brokers, as described above, is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Sub-Advisor’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund may effect securities transactions are used by the Sub-Advisor in carrying out its investment management responsibilities with respect to all its client accounts.

To the extent that research services of value are provided by broker-dealers with or through which the Fund places portfolio transactions, the Sub-Advisor may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Sub-Advisor in servicing its other clients as well as the Fund. Likewise, certain research services obtained by the Sub-Advisor as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Funds during the fiscal years indicated.

FUND	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Salient Risk Parity Fund	$297,940		$324,491		$133,562	(a)
Salient MLP & Energy Infrastructure Fund II	$1,234,766		$389,577		$19,166	(b)
Salient Trend Fund	$319,621		$257,705	(c)	N/A
Salient Broadmark Tactical Plus Fund	$1,731	(d)	N/A		N/A

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	For the period September 19, 2012 (commencement of operations) through December 31, 2012.
(c)	For the period January 2, 2013 (commencement of operations) through December 31, 2013.
(d)	The Fund commenced operations on December 15, 2014. Amounts prior to December 12, 2014 reflect the amounts paid by the Fund’s predecessor, Broadmark Tactical Plus Fund.

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Fund to any broker/dealer with which such Fund may be deemed to be an affiliate during the Trust’s last three fiscal years, where applicable. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Fund and as a percentage of the total value of all brokerage transactions effected on behalf of each Fund.

	Commissions paid ($)						% of Commissions Paid		% of Transactions Effected
	2014		2013		2012		2014		2014
Salient Risk Parity Fund	$0		$0		$0	(a)	0%		0%
Salient MLP & Energy Infrastructure Fund II	$0		$0		$0	(b)	0%		0%
Salient Trend Fund	$0		$0	(c)	N/A		0%		0%
Salient Broadmark Tactical Plus Fund	$0	(d)	N/A		N/A		0	%(d)	0	%(d)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	For the period September 19, 2012 (commencement of operations) through December 31, 2012.
(c)	For the period January 2, 2013 (commencement of operations) through December 31, 2013.
(d)	The Fund commenced operations on December 15, 2014. Amounts prior to December 12, 2014 reflect the amounts paid by the Fund’s predecessor, Broadmark Tactical Plus Fund.

Allocation of Trades by the Advisor. Each Fund’s Advisor manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Advisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the Fund by the Advisor also may be deemed appropriate by it for other accounts.

Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Advisor may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Advisor to be equitable and in the best interests of the Fund and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Allocation of Trades by the Sub-Advisor. Investment decisions for the Salient Broadmark Tactical Plus Fund are made independently from those for other advisory accounts managed by the Sub-Advisor. From time to time, the same security may be held in the portfolio of the Fund and in one or more of such other advisory accounts. When two or more accounts managed by the Sub-Advisor (including the Fund) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated to the respective accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Affiliated Underwriting Transactions by the Advisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of its Advisor participates. These procedures prohibit the Fund from directly or indirectly benefiting an Advisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

Use of Dual Trading Desks by the Advisor. The Advisors execute securities transactions on behalf of clients from multiple trading desks. In general, all of the accounts managed by a single portfolio manager or investment team (such as a Fund) will be traded by a single trading desk. The various strategies investing in MLPs are typically executed by the Houston Desk, as are mutual fund and ETF trades performed on behalf of advisory clients. Trades in Real Estate Investment Trust securities (“REITs”) and preferred stocks are typically executed by the San Francisco Desk. Both trading desks may execute trades in domestic and international equity markets, fixed income markets and multiple forward, futures and swap markets. As a result, while each Fund will be traded by a single trading desk, certain securities may be simultaneously and independently traded within different strategies by multiple trading desks. Therefore, the Advisors have established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for clients), to personnel from another location. These informational barriers include the use of different trading systems on different virtualized server environments by each trading desk. As part of their oversight roles, only the Advisors’ Chief Risk Officer, Chief Investment Officer, Deputy Chief Investment Officer and Chief Compliance Officer have access to both systems.

Each trading desk is physically separated from the others, are in two different cities - Houston and San Francisco – and information regarding pending orders from one trading desk are not shared among trading desks or otherwise available to personnel from other trading desks. Consequently, the Advisors may execute trades for one client from one trading desk that differ from, or conflict with, trades we are executing on behalf of another client from another trading desk. For example, one trading desk may be attempting to buy a security for one or more clients while another trading desk is selling (or selling short) the same security for another client. Each trading desk seeks to obtain best favorable execution on all orders, but clients serviced by one trading desk may receive or appear to receive more favorable outcomes. The Advisors will not aggregate orders or seek opportunities for cross transactions between client accounts serviced by different trading desks. Each trading desk will aggregate and allocate orders only among those clients that it services and otherwise operate independently of the other trading desks.

TRANSFER AGENT SERVICES

SunGard Investor Services, LLC located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer and dividend paying agent for the Funds’ Class A, Class C, Class I, Class F and Class R6 shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, has been appointed as the independent registered public accounting firm for the Funds. KPMG LLP has offices at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL MATTERS

K&L Gates LLP, located at One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the Funds and also serves as legal counsel to the Independent Trustees.

CUSTODY OF PORTFOLIO SECURITIES

Citibank, N.A. (the “Custodian”) serves as custodian for the Funds. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of each Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Funds also may enter into principal transactions with one or more affiliates of the Custodian.

CODES OF ETHICS

Each of the Trust, Advisors and Sub-Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Funds, the Advisors and Sub-Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Each Advisor’s and the Sub-Advisor’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

FINANCIALS

The audited financial statements of each Fund for the fiscal periods ended December 31, 2014, including the notes thereto, as filed with the SEC on March 10, 2015 with the Trust’s annual report, are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on March 10, 2015. Additionally, the unaudited financial statements of each of the Funds for the fiscal period ending June 30, 2015, including the notes thereto, as filed with the SEC on September 4, 2015 with the Trust’s semi-annual report, are hereby incorporated by reference into and deemed a part of this SAI. The annual report and semi-annual report are available upon request and without charge by calling 1-866-667-9228 or on the Trust’s website at www.salientfunds.com.

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

Salient Advisors, LP (“Salient Advisors”)

Summary of Proxy Voting Policies

As a general principle, Salient Advisors will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then Salient Advisors shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

Salient Capital Advisors, LLC (“SCA”)

Summary of Proxy Voting Policies

SCA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	SCA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	SCA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	SCA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	SCA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	SCA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, SCA, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	SCA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	SCA generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.